Exhibit 10.18
Form of Warrant for Preferred Stock

THIS WARRANT AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”) OR THE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES, AND MAY NOT BE SOLD, OFFERED FOR SALE, ASSIGNED, TRANSFERRED OR OTHERWISE DISPOSED OF, UNLESS REGISTERED PURSUANT TO THE PROVISIONS OF THE SECURITIES ACT OR AN OPINION OF COUNSEL IS OBTAINED STATING THAT SUCH DISPOSITION IS IN COMPLIANCE WITH AN AVAILABLE EXEMPTION FROM SUCH REGISTRATION AND IN COMPLIANCE WITH ANY APPLICABLE STATE SECURITIES LAWS.

________________________

Warrant for the Purchase of Common Stock
of WestMountain Gold, Inc.

(Void if not exercised on or before ___________)

No. W-_______                                                                                                Date of Issuance:  _____________, 2013

FOR VALUE RECEIVED, this Warrant is hereby issued by WestMountain Gold, Inc., a Colorado corporation (the “Company”), ___________, ________ in the State of _________, (the “Holder”).  Subject to the provisions of this Warrant (“Warrant”), the Company hereby grants to Holder the right to purchase ______ shares of the Company’s common stock, par value $.001 per share (“Common Stock”), at an exercise price of USD $1.50 per share (“Exercise Price”) for a period three years from the date of issuance of this Warrant.

The Holder agrees with the Company that this Warrant is issued, and all the rights here under shall be held, subject to all of the conditions, limitations and provisions set forth herein.

1. Exercise of Warrant.  Subject to the terms and conditions set forth herein, the Holder may exercise this Warrant at any time on or after _________ but no later than the close of business (Pacific Time) on _________ (three years from the later of July 31, 2013 or date the offering is closed).   The Company shall have the right to redeem any or all outstanding and unexercised Warrants evidenced by this Certificate at a redemption price of $0.001 per Warrant upon fourteen (14) days' written notice in the event (i) a Registration Statement registering for sale under the Securities Act, the shares of the Company's Common Stock issuable upon exercise of the Warrant, has been filed with the Securities and Exchange Commission and is in effect on the date of written notice and the redemption date contained therein, (ii) there exists on the date of written notice a public trading market for the Company's Common Stock and such shares are listed for quotation on the NASDAQ Stock Market, the OTC Electronic Bulletin Board, or a national exchange, and (iii) the closing price of the Company's Common Stock has equaled or exceeded 200% of the Exercise Price, as then in effect, for three (3) or more consecutive Trading Days immediately preceding the date of such notice.  On each occasion that the Company elects to exercise its rights of redemption, the Company must mail such written notice within ten (10) days following the satisfaction of all of the foregoing conditions.  The holders of the Warrants called for redemption shall have the right to exercise the Warrants evidenced hereby until the close of business on the date next preceding the date fixed for redemption.  On or after the date fixed for redemption, the holder hereof shall have no rights with respect to this Warrant except the right to receive $0.001 per Warrant upon surrender of this Certificate.  To exercise this Warrant the Holder shall present and surrender this Warrant to the Company at its principal office, with the Warrant Exercise Form, attached hereto as Appendix A, duly executed by the Holder and accompanied by payment in cash or by check, payable to the order of the Company, of the aggregate Exercise Price for the total aggregate number of securities for which this Warrant is exercised or a cashless exercise at the sole decision of the Holder.  The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as the “Warrant Shares.”

Upon receipt by the Company of this Warrant, together with the executed Warrant Exercise Form and payment of the Exercise Price, if any, for the securities to be acquired, in proper form for exercise, and subject to the Holder’s compliance with all requirements of this Warrant for the exercise hereof, the Holder shall be deemed to be the holder of record of the Warrant Shares issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such securities shall not then be actually delivered to the Holder; provided, however, that no exercise of this Warrant shall be effective, and the Company shall have no obligation to issue any Warrant Shares to the Holder upon any attempted exercise of this Warrant, unless the Holder shall have first delivered to the Company, in form and substance reasonably satisfactory to the Company, appropriate representations so as to provide the Company reasonable assurances that the securities issuable upon exercise may be issued without violation of the registration requirements of the Securities Act and applicable state securities laws, including without limitation representations that the exercising Holder is an “accredited investor” as defined in Regulation D under the Securities Act and that the Holder is familiar with the Company and its business and financial condition and has had an opportunity to ask questions and receive documents relating thereto to his reasonable satisfaction.

2. Reservation of Shares.  The Company will reserve for issuance and delivery upon exercise of this Warrant the number of Warrant Shares covered by this Warrant.  All such shares shall be duly authorized and, when issued upon such exercise, shall be validly issued, fully paid and non-assessable and free of all preemptive rights.

3. Assignment or Loss of Warrant.  This Warrant is fully assignable by the Holder hereof (subject to compliance with applicable laws and regulations).  Subject to the transfer restrictions herein (including Section 6), upon surrender of this Warrant to the Company or at the office of its stock transfer agent, if any, with the Assignment Form, attached hereto as Appendix B, duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new Warrant or Warrants in the name of the assignee(s) named in such instrument of assignment and if applicable a new Warrant to Holder with respect to any portion of the Warrant not being assigned and this Warrant shall promptly be canceled.  Upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and of reasonably satisfactory indemnification by the Holder, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a replacement Warrant of like tenor and date.

4. Rights of the Holder.  The Holder shall not, by virtue hereof, be entitled to any rights of a stockholder in the Company, either at law or in equity, and the rights of the Holder are limited to those expressed in this Warrant.

5. Adjustments.

(a) Adjustment for Recapitalization.  If the Company shall at any time after the date hereof subdivide its outstanding shares of Common Stock by recapitalization, reclassification or split-up thereof, or if the Company shall declare a stock dividend or distribute shares of Common Stock to its shareholders, the number of shares of Common Stock subject to this Warrant immediately prior to such subdivision shall be proportionately increased, and if the Company shall at any time after the date hereof combine the outstanding shares of Common Stock by recapitalization, reclassification or combination thereof, the number of shares of Common Stock subject to this Warrant immediately prior to such combination shall be proportionately decreased.  In either case, the exercise price shall also be proportionately adjusted.

(b) Adjustment for Reorganization, Consolidation, Merger, etc.  If at any time after the date hereof the Company has a Change in Control (as hereafter defined), the Holder agrees that, either (a) Holder shall exercise its purchase right under this Warrant and such exercise will be deemed effective immediately prior to the consummation of such Change in Control, or (b) if the Holder elects not to exercise the Warrant, this Warrant will not expire upon the consummation of the Change of Control but shall automatically convert to a warrant to acquire such securities as Holder would have acquired if the Warrant had been exercised in its entirety immediately prior to the consummation of such Change in Control. For purposes of this Warrant, a “Change in Control” shall be deemed to occur in the event of a change in ownership or control of the Company effected through any of the following transactions: (i) the acquisition, directly or indirectly, by any person or related group of persons (other than the Company or a person that immediately before the Change of Control directly or indirectly controls, or is controlled by, or is under common control with, the Company) of beneficial ownership (within the meaning of Rule 13d-3 of the Securities Exchange Act of 1934, as amended) of outstanding securities possessing more than fifty percent (50%) of the total combined voting power of the Company’s outstanding securities; or (ii) the sale, transfer or other disposition of all or substantially all of the Company’s assets; or (iii) the consummation of a merger or consolidation of the Company with or into another entity or any other corporate reorganization, if more than fifty percent (50%) of the combined voting power of the continuing or surviving entity’s securities outstanding immediately after such merger, consolidation or other reorganization is owned by persons who were not stockholders of the Company immediately prior to such merger, consolidation or other reorganization.

(c) Certificate as to Adjustments.  The adjustments provided in this Section 5 shall be interpreted and applied by the Company in such a fashion so as to reasonably preserve the applicability and benefits of this Warrant (but not to increase or diminish the benefits hereunder).  In each case of an adjustment in the number of shares of Common Stock or other securities receivable on the exercise of the Warrant, the Company at its expense will promptly compute such adjustment in accordance with the terms of the Warrant and prepare a certificate executed by two executive officers of the Company setting forth such adjustment and showing in detail the facts upon which such adjustment is based.  The Company will mail a copy of each such certificate to each Holder.

(d) Notices of Record Date, etc.  In the event that:

(i) the Company shall declare any dividend or other distribution to the holders of Common Stock, or authorizes the granting to Common Stock holders of any right to subscribe for, purchase or otherwise acquire any shares of stock of any class or any other securities; or

(ii) the Company has a Change in Control; or

(iii) the Company authorizes any voluntary or involuntary dissolution, liquidation or winding up of the Company, then, and in each such case, the Company shall mail or cause to be mailed to the holder of this Warrant at the time outstanding a notice specifying, as the case may be, (a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right; or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up is to take place, and the time, if any is to be fixed, as to which the holders of record of Common Stock shall be entitled to exchange their shares of Common Stock for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding up.  Such notice shall be mailed at least twenty (20) days prior to the date therein specified.

(e) No Impairment.  The Company will not, by any voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but will at all times in good faith assist in the carrying out of all the provisions of this Section 6 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

(f)           Cash Dividends.  No adjustment pursuant to this Warrant shall be made in respect of any dividend payable in cash provided that notice of such dividend has been given in accord with section 5(d) at least fifteen (15) days prior to the record date for the payment of such dividend.

6. Transfer to Comply with the Securities Act.  This Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of except as follows:  (a) to a person who, in the opinion of counsel to the Company, is a person to whom this Warrant or the Warrant Shares may legally be transferred without registration and without the delivery of a current prospectus under the Securities Act with respect thereto and then only against receipt of an agreement of such person to comply with the provisions of this Section 6 with respect to any resale or other disposition of such securities; or (b) to any person upon delivery of a prospectus then meeting the requirements of the Securities Act relating to such securities and the offering thereof for such sale or disposition, and thereafter to all successive assignees.

7. Registration Rights.

(a)           Subject to the various provisions of this paragraph, if at any time the Company proposes to register any of its Common Stock under the Act in connection with the public offering of such securities solely for cash on a form that would also permit the registration of the Common Stock issuable upon exercise of this Warrant (the "Warrant Stock"), the Company shall promptly give Warrant holder written notice of such determination, and the Company, subject to the provisions of this paragraph 7, shall use its best efforts to cause to be registered under the Act all of the Warrant Stock evidenced by this Certificate.

(b)           In connection with any offering involving an underwriting of shares being issued by the Company as described in Paragraph 7(a) above, the Company shall not be required under Paragraph 7(a) hereof to include Holder's Warrant Stock in such underwriting unless it accepts the terms of the underwriting as agreed upon between the Company and the underwriters selected by it, and then only in such quantity as will not, in the written opinion of the underwriters, jeopardize the success of the offering by the Company.  If the total number of shares of Warrant Stock to be included in such offering is an amount of securities that the underwriters state in their written opinion jeopardizes the success of the offering, the Company shall only be required to include in the offering so many of the shares of Warrant Stock as the underwriters opine (in writing) will not jeopardize the success of the offering, subject to the following provisions and exceptions:

(c)           Except as provided in Paragraph 7(d) below, all limitations on the number of shares of Warrant Stock to be included in the applicable underwriting shall be pro rata with respect to the number of shares of Warrant Stock reserved for issuance pursuant to outstanding Warrants of the same class as the Warrants represented by this Certificate.  If Holder disapproves of the terms of any such underwriting, it may elect to withdraw therefrom by written notice to the Company and the underwriter, and any shares excluded or withdrawn from such underwriting shall be withdrawn from registration.

(d)           Notwithstanding any provision to the contrary elsewhere herein; (i) if Directors and Officers of the Company elect to include any shares of Common Stock held by them in any registration effected by the Company as described in Paragraph 7(a) hereof, then such shares, subject to the underwriter's opinion and percentage limitations described in Paragraph (d)(ii) immediately following, shall be considered entitled to  "piggyback registration" rights under Paragraph 7(c) hereof, and (ii) if the underwriter for an underwriting contemplated under Paragraph 7(a) hereof determines that marketing factors permit the registration of securities other than those offered for the Company's account in such underwriting ("Piggybacked Securities"), the registration rights granted elsewhere herein to the Holder shall apply to such number of the registrable securities requested to be registered by such Directors and Officers.

(e)           In connection with the preparation and filing of the Registration Statement, the Company agrees to (i) use its best efforts to cause such Registration Statement to become and remain effective until the Termination Date; (ii) prepare and file with the SEC such amendments and supplements to such Registration Statement as may be necessary to keep such Registration Statement effective until the Termination Date; (iii) furnish to the Holder such number of copies of a prospectus, including a preliminary prospectus, in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and such other documents as Holder may reasonably request in order to facilitate the disposition of the shares of Common Stock; and (iv) use its best efforts to register and qualify the shares of Common Stock covered by such Registration Statement under such other securities or Blue Sky laws of such jurisdictions as shall be identified by the warrant holders for the distribution of the securities covered by the Registration Statement.

(f)           All expenses incurred in connection with the registration, offering and distribution of the shares of Common Stock underlying this Warrant including fees and disbursements of counsel, shall be borne by the Company, including, without limitation, Securities and Exchange Commission filing fees, Blue Sky filing fees, printing costs, accounting fees costs, transfer agent fees, and any other miscellaneous costs and disbursements.  Each Holder participating in the Registration shall be liable for any and all underwriting discounts, brokerage commissions or other fees or expenses incurred in connection with the sale or other disposition by Holder of the shares of Common Stock covered by the Registration Statement.

(g)           To the extent permitted by law, Holder will indemnify and hold harmless the Company, and its directors, officers, employees, agents and representatives, as well as its controlling persons (within the meaning of the Act) against any losses, claims, damages, liabilities, or expenses, including without limitation, attorney's fees and disbursements, which arise out of or are based upon any violation by Holder of the Act or under the Securities Exchange Act of 1934, or any rule or regulation promulgated thereunder applicable to Holder, or arise out of or are based upon any untrue statement or omission of Holder in the Subscription Agreement between the Company and Holder, or arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement or omission, or alleged omission was made in such Registration Statement in reliance upon and in conformity with information furnished by Holder in writing, expressly for use in connection with such Registration Statement.

(h)           To the extent permitted by law, the Company will indemnify and hold harmless Holder, including its officers, directors, employees, agents, and representatives, against any losses, claims, damages, liabilities, or expenses, including without limitation attorney's fees and disbursements, to which Holder may become subject under the Act to the extent that such losses, claims, damages or liabilities arise out of or are based upon any violation by the Company of the Act or under the Securities Exchange Act of 1934, or any rule or regulation promulgated thereunder applicable to the Company, or arise out of or are based upon any untrue or alleged untrue statement of any material fact contained in the Registration Statement, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arise out of any violation by the Company of any rule or regulation promulgated under the Act applicable to the Company and relating to action or inaction required of the Company in connection with such Registration Statement; provided, however, that the indemnity agreement contained in this paragraph shall not apply to any loss, damage or liability to the extent that same arises out of or is based upon an untrue statement or omission made in connection with such Registration Statement in reliance upon and in conformity with information furnished in writing expressly for use in connection with such Registration Statement by Holder.

(i)           Holder undertakes to comply with all applicable laws governing the distribution of securities in connection with Holder's sale of Common Stock of the Company acquired pursuant to the exercise of this Warrant, including, without limitation, Regulation M under the Securities Exchange Act of 1934, and to notify the Company of any changes in Holder's plan of distribution, including the determination of the public offering price and any dealer concession or discount so that the Company can sticker or amend the Registration Statement as the Company deems appropriate in its sole discretion.

8. Legend. Unless the Warrant Shares have been registered under the Securities Act on Form S-1 or Form S-3, upon exercise of this Warrant and the issuance of any of the Warrant Shares, all certificates representing such shares shall bear on the face thereof substantially the following legend:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE BEEN ACQUIRED BY THE HOLDER FOR ITS OWN ACCOUNT, FOR INVESTMENT PURPOSES AND NOT WITH A VIEW TO THE DISTRIBUTION OF SUCH SECURITIES.  THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS AND MAY NOT BE SOLD OR OTHERWISE TRANSFERRED EXCEPT (I) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE ACT AND COMPLIANCE WITH SUCH STATE SECURITIES LAWS, (II) IN COMPLIANCE WITH RULE 144 UNDER THE ACT AND APPLICABLE STATE SECURITIES LAWS, OR (III) UPON THE DELIVERY TO THE COMPANY OF AN OPINION OF COUNSEL OR OTHER EVIDENCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND/ OR COMPLIANCE IS NOT REQUIRED.

9. Notices.  All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile (if delivery confirmation is received), e-mailed, delivered personally or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company or the Holder, as the case may be, for whom such notice is intended, if to the Holder, at the e-mail or mailing address of record of such party as most recently provided in writing by such party to the other.  The initial addresses of the parties are set forth below.

10. Applicable Law.  This Warrant is issued under and shall for all purposes be governed by and construed in accordance with the laws of the State of Colorado, without regard to the conflict of laws provisions of such state.

IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

WestMountain Gold, Inc.

By: _______________________________
 Gregory Schifrin, Chief Executive Officer

                                                                            120 East Lake Street, Suite #401
                                                                            Sandpoint, ID 83864
                                                                            E-mail: gschifrin@terraminingcorp.com

Warrant Holder:
Address:

E-mail address:
SS#:

Appendix A to Warrant

WARRANT EXERCISE FORM

The undersigned hereby irrevocably elects to (i) exercise the attached Warrant to purchase _________________ (_______) shares of the Common Stock of WestMountain Gold, Inc., a Colorado corporation (the “Company”), at an exercise price of One Dollar and 50/100 Cents (USD $1.50) per share, pursuant to the provisions of Section 1 of the attached Warrant, and hereby makes payment of the aggregate sum of $__________ in payment therefor.  If the Warrant is not being exercised in full, the undersigned hereby instructs the Company to issue a Warrant or Warrants for the unexercised portion of the Warrant and send it to the undersigned at the address stated below.  The undersigned’s execution of this form constitutes the undersigned’s agreement to all the terms of the Warrant and to comply therewith.

Signature

Print Name:

Signature, if jointly held

Print Name:

Date:

Appendix B to Warrant

ASSIGNMENT FORM

FOR VALUE RECEIVED_____________________________ (“Assignor”) hereby sells, assigns and transfers unto _______________________________ (“Assignee”) all of Assignor’s right, title and interest in, to and under Warrant No. W-_____ issued by WestMountain Gold, Inc., a Colorado corporation, on _________.

NOTE:  If only a portion of the Warrant rights are to be assigned and transferred, adjust the above statement and the balance of this form accordingly.

DATED: _________________

ASSIGNOR:

Signature
Print Name:

Signature, if jointly held
Print Name:

ASSIGNEE:

The undersigned agrees to all of the terms of the Warrant and to comply therewith.

Signature
Print Name:

Signature, if jointly held
Print Name: